UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2020 (November 5, 2020)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange	*
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On October 29, 2020, Hertz Global Holdings, Inc. ("Hertz Global") received notification from the New York Stock Exchange ("NYSE") that Hertz Global's common stock is no longer suitable for listing on the NYSE and that the NYSE suspended trading in Hertz Global's common stock after the market close on October 29, 2020. On October 30, 2020, the NYSE applied to the Securities and Exchange Commission pursuant to Form 25 to remove the common stock of Hertz Global from listing and registration on the NYSE at the opening of business on November 10, 2020. Upon deregistration of Hertz Global's common stock under Section 12(b) of the Exchange Act, Hertz Global's common stock will remain registered under Section 12(g) of the Exchange Act. As a result of the suspension and expected delisting, Hertz Global's common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

ITEM 7.01 REGULATION FD DISCLOSURE.
On November 5, 2020, Hertz Global Holdings, Inc. (the “Company”) issued a press release announcing that it secured commitments for fleet financing totaling $4 billion and has filed a motion for approval of The Hertz Corporation entering into the documentation for the financing by the U.S. Bankruptcy Court for the District of Delaware. Upon approval, and together with the up to $1 billion of the Company’s debtor-in-possession financing that may be used for equity in the fleet financing subsidiary, the Company will have access to up to $5 billion in total funding to support its fleet financing needs. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, November 5, 2020
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. DAVID GALAINENA
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary
Date:  November 5, 2020